UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): July 1, 2006

Commission File No. 001-31984

Delaware	001-31984	13-3994449
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5701 Stirling Road, Davie, Florida		33314
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)          As previously disclosed in our Form 8-K that we filed with the Securities and Exchange Commission (the ”SEC”) on February 27, 2006, James R. Fisher, Bristol West’s Chief Executive Officer and Chairman of the Board, notified our Board of Directors on February 21, 2006, that, as part of Bristol West’s ongoing management succession process, he would like to relinquish his title as Chief Executive Officer effective as of July 1, 2006.  Mr. Fisher recommended the promotion of Jeffrey J. Dailey, Bristol West’s President and Chief Operating Officer, to the position of Chief Executive Officer effective as of July 1, 2006.  Mr. Fisher also recommended that, effective as of July 1, 2006, Simon J. Noonan, Bristol West’s Executive Vice President, succeed Mr. Dailey to the position of Chief Operating Officer.  The Board accepted Mr. Fisher’s recommendations on February 21, 2006.

Effective July 1, 2006, Mr. Fisher now serves as Bristol West’s Executive Chairman of the Board, Mr. Dailey now serves as Bristol West’s Chief Executive Officer and President, and Mr. Noonan now serves as Bristol West’s Chief Operating Officer.

          James R. Fisher.     Mr. Fisher, age 50, has been our Executive Chairman since July 1, 2006. He has also been Chairman of the Board and a Bristol West director since September 2000.  He was our CEO from September 2000 through June 2006.  Mr. Fisher has been the managing member of Fisher Capital Corp. L.L.C. since March 1997.  From 1986 through March 1997, Mr. Fisher held various executive positions at American Re Corporation.  Currently, Mr. Fisher is a director of Alea (Bermuda) and a trustee of Lafayette College in Easton, Pennsylvania.

          Jeffrey J. Dailey.    Mr. Dailey, age 49, has been our CEO since July 1, 2006 and our President since December 2003.  He has also been a Bristol West director since May 2006.  He was our Chief Operating Officer from April 2001 through June 2006.  Mr. Dailey has 26 years of experience in the insurance industry. Prior to joining Bristol West in 2001, Mr. Dailey was the Chief Executive Officer of Reliant Insurance.  Prior to joining Reliant Insurance in 1996, Mr. Dailey spent 14 years with The Progressive Corporation, holding numerous executive positions culminating as President of Progressive’s Northeast Division.

          Simon J. Noonan, FIA, MAAA.    Mr. Noonan, age 42, has been our Chief Operating Officer since July 1, 2006.  He was our Executive Vice President—Actuarial/Product from May 2005 through June 2006.  He served as our Senior Vice President—Actuarial/Product from April 2002 to May 2005.  Prior to joining Bristol West in 2002, Mr. Noonan was the Chief Executive Officer of Metis Financial LLC, a consulting firm specializing in the property and casualty insurance market, since November 1997.  Prior to joining Metis, Mr. Noonan served as a Senior Manager and Director in the insurance practice of KPMG from 1991 through 1997.

For information regarding relationships and related transactions involving certain of these officers and Bristol West, please see the disclosure under the heading “Certain Relationships and Related Transactions” in our Proxy Statement that we filed with the SEC on April 24, 2006, which is hereby incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: July 6, 2006	By:	/s/ Craig E. Eisenacher

Craig E. Eisenacher
Senior Vice President–Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer and duly authorized officer)